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                                                                    EXHIBIT 10

                                  BILL OF SALE
                                  ------------

     This Bill of Sale is made as of the 4th day of August, 1998 in connection with the sale of certain assets of Memorex Telex Corporation ("Seller"), a Delaware corporation, as debtor and debter in possession to Telex
Communications, Inc., a Delaware corporation ("Purchaser").

     For $100,000 cash and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser agree as follows:

     1. Seller hereby sells, assigns, transfer, conveys and delivers to Purchaser all its rights, title and interest throughout the world in and to the trademarks, registrations, and applications for registration thereof, on the attached Schedule A (the "Trademarks") and the goodwill of the business throughout the world associated with the Trademarks, to have and to hold same forever AS IS and WITHOUT REPRESENTATIONS and WARRANTIES, except as set forth in that certain Assignment of Trademarks, Applications and Registrations of even date herewith.

     2. This Bill of Sale is subject to the order of the Bankruptcy Court authorizing the Debtor's sale of certain Trademarks dated July 29, 1998 (the "Order"), and whenever the terms of this Bill of Sale and the Order conflict, the terms of the Order shall be controlling.

     3. This Bill of Sale shall be binding upon and inure to the benefit of Seller and Purchaser and their respective successors and assigns.

     IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed as of date first above written.


                                    MEMOREX TELEX CORPORATION
                                    AS DEBTOR IN POSSESSION

                                    By: /s/ Anthony J. Barbieri
                                       ------------------------

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                           ASSIGNMENT OF TRADEMARKS,
                         APPLICATIONS AND REGISTRATIONS

     WHEREAS, Memorex Telex Corporation, a corporation organized and existing under the laws of the state of Delaware ("Assignor"), having its principal office at 811 South Central Expressway, Suite 345, Richardson, Texas 75080, is the registrant or applicant for those certain United States and foreign trademarks (the "Trademarks"), applications and registrations identified on Exhibit A hereto; and

     WHEREAS, Telex Communications, Inc., a corporation organized and existing under the laws of the State of Delaware ("Assignee"), having its principal office at 9600 Aldrich Avenue South, Minneapolis, Minnesota 55420, is desirous of acquiring the Trademarks and the applications and registration thereof, together with related goodwill;

     NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged, Assignor has sold, assigned and transferred, and by these presents does hereby sell, assign and transfer unto Assignee, its successors, assigns or other legal representatives, its entire right, title and interest, including common law rights, in and to the Trademarks and the registrations and applications thereof, together with the goodwill of the business in connection with which the Trademarks are used and the

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right to sue for and collect damages for past infringement of the Trademarks.

     In connection with the foregoing assignment, Assignor represents and warrants to Assignee that it is the owner of all right, title and interest in the Trademarks, that to the best of its knowledge all trademark rights are in full force and effect, and that, except as otherwise disclosed on Exhibit B hereto, it has granted no other existing license to use the Trademarks and that the Trademarks are not currently pledged, assigned or other otherwise encumbered, in part or in whole. Assignor further represents and warrants that it has no knowledge of any third party asserting or contending orally or in writing, that: (i) such third party has superior or concurrent rights, title or interest in or to the Trademarks, (ii) the use of the Trademarks by Assignor constitutes an infringement of such third party's asserted rights in the Trademarks, or (iii) the Trademarks are unenforceable, invalid or unprotectable by Assignor. Assignor further represents and warrants to the best of its knowledge that all statements made in applications for registration of the Trademarks and related documentation are true, complete and accurate, and that all Trademarks described as registered in Exhibit A have been validly registered and are in full compliance with all applicable regulations and laws of each and every country where registered, and that all renewals and, where appropriate, affidavits of continued use have been timely filed,


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Assigner has the full power to enter into this Assignment and to make the grants herein contained.

     If at any time following the date hereof Assignee shall consider that any further assignments, conveyances of documents or any other things are necessary to vest in Assignee title to the Trademarks, Assignor shall upon Assignee's reasonable request, promptly execute and deliver all such transfer documents and do all things necessary to vest title in Assignee and to otherwise carry out the purpose of this Assignment.

     Assignor appoints Assignee as Assignor's Attorney-in-Fact for execution of such documents in the event assignor fails to execute and deliver such documents. Assignor recognizes that this power of attorney is irrevocable since the power is coupled with Assignee's interest in the Trademarks.



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     IN WITNESS WHEREOF, Memorex Telex Corporation has caused this instrument to be signed by a duly authorized officer.


MEMOREX TELEX CORPORATION

By:
   -------------------------------------              ----------------------
     Name:                                                     Date
     Its:

ASSIGNEE

TELEX COMMUNICATIONS, INC.

By: /s/ John A. Palleschi                                     8-4-98
   --------------------------------------             ----------------------
     Name: John A. Palleschi                                   Date
     Its: Vice President & General Counsel




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          IN WITNESS WHEREOF, Memorex Telex Corporation has caused this instrument to be signed by a duly authorized officer:

MEMOREX TELEX CORPORATION


By:  /s/ Anthony J. Barbieri                            August 7, 1998
   ------------------------------                    --------------------
     Name: ANTHONY J. BARBIERI                               Date
     Its:  GENERAL COUNSEL


ASSIGNEE

TELEX COMMUNICATIONS, INC.


By:
   ------------------------------                    --------------------
     Name:                                                   Date
     Its:










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STATE OF      TEXAS     )
          --------------) SS.
COUNTY OF     DALLAS    )
          --------------


          On this 4th day of August, 1998, before me personally came Anthony J. Barbieri to me known, who being by me duly sworn, did depose and say that (s)he resides at 1012 Meadow Crk. Dr. 3156 Irving TX 75038, that (s)he is the General Counsel of MEMOREX TELEX CORPORATION, the corporation described in and which executed the foregoing instrument, as Assignor, and that he was authorized to execute the foregoing instrument by order of the bankruptcy court dated July 29, 1998.


No.
   --------------
                                         Name: Shelia A. Miller
 [ STAMP ]                                     -------------------------------
                                               Notary Public
                                               for the State of     TEXAS
                                                                --------------
                                               My Commission Expires: 12/2/99
                                                                     ---------







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                                  EXHIBIT A to

            Assignment of Trademarks, Applications and Registrations



                                  SCHEDULE 1:

Registrations and applications as set forth on Annex 1 and the registrations and applications for the TELEX Trademark registered in the following countries:

                                       JP
                                       AU
                                       AT
                                       BX
                                       CA
                                       DK
                                       FI
                                       FR
                                       OR
                                       IN
                                       IT
                                       MX
                                       NO
                                       ES
                                       SR
                                       CH
                                       GB
                                       CN
                                       BR
                                       NZ